SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2005

United Financial, Inc.

(Exact name of Registrant as specified in its charter)

North Carolina	000-50018	55-0796470
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

1128 South Main Street, Graham, North Carolina 27253

(Address of principal executive offices)

Registrant’s telephone number, including area code (336) 226-1223

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 9, 2005, United Financial, Inc. (the “Registrant”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with FNB Corp, Asheboro, North Carolina (“FNB”). There are no material relationships between FNB and the Registrant or FNB and any of the Registrant’s affiliates, other than by virtue of the Merger Agreement.

The Merger Agreement provides that the Registrant will be merged with and into FNB and that each outstanding share of the Registrant’s common stock will be exchanged for the right to receive 0.6828 shares of FNB common stock or $14.25 in cash.

The Registrant’s shareholders will be permitted to elect to receive FNB common stock or cash, or a combination of stock and cash, subject to FNB’s ability to limit such stock consideration to 65% of total consideration. The stock portion of the consideration furnished to the Registrant’s shareholders is intended to qualify as a tax-free transaction. As part of the Merger Agreement, two members of the Registrant’s Board of Directors will be added to the Board of FNB.

The transaction is subject to certain conditions, including the prior approval of the Registrant’s shareholders and applicable regulatory authorities. The merger is anticipated to close early in the fourth quarter of 2005.

ITEM 8.01 OTHER EVENTS

On May 10, 2005, the Registrant announced that it had entered into a definitive agreement to be acquired by FNB Corp., Asheboro, North Carolina. The Registrant’s press release regarding the Merger Agreement is filed herewith as Exhibit 99.1 and incorporated by reference into this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated May 10, 2005

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FINANCIAL, INC.

By:	/s/ William M. Griffith, Jr.
William M. Griffith, Jr.
President and Chief Executive Officer

Dated: May 11, 2005

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated May 10, 2005

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